UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2021

ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware			1-12107	31-1469076
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

6301 Fitch Path,	New Albany,	Ohio	43054
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:		(614)	283-6500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	ANF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amendment to the Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Associates to Authorize 1,100,000 Additional Shares
At the Annual Meeting of Stockholders of Abercrombie & Fitch Co. (the “Company”) held on June 9, 2021 by means of remote communication (the “Annual Meeting”), stockholders of the Company approved an amendment to the Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Associates (the “2016 Associates LTIP”). The amendment to the 2016 Associates LTIP was adopted to authorize 1,100,000 additional shares of the Company's Class A Common Stock, $0.01 par value (the “Common Stock”) for delivery thereunder. No other amendments to the 2016 Associates LTIP had been proposed for approval by the stockholders of the Company at the Annual Meeting.

A description of the material terms of the 2016 Associates LTIP as amended by the stockholders of the Company at the Annual Meeting was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2021 (the “Proxy Statement”) under the caption “Proposal 3 – Approval of an Amendment to the Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Associates to Authorize 1,100,000 Additional Shares.” Such description is incorporated herein by reference.

The foregoing description of the amendment to the 2016 Associates LTIP to authorize 1,100,000 additional shares of Common Stock of the Company for delivery thereunder, approved by the stockholders of the Company on June 9, 2021, is qualified in its entirety by reference to the actual terms of the 2016 Associates LTIP as amended by such amendment, which is included as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the close of business on April 12, 2021, the record date for the Annual Meeting, there were a total of 61,934,503 shares of the Company’s Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 55,788,986, or 90.07%, of the outstanding shares of Common Stock entitled to vote were represented in person or by proxy and, therefore, a quorum was present.

At the Annual Meeting, the Company’s stockholders considered and voted on the matters listed below, each of which is described in greater detail in the Company’s Proxy Statement. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting.

Proposal 1 - Election of Eleven Directors to a One-Year Term

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Kerrii B. Anderson	50,521,733	840,023	12,841	4,414,389
Terry L. Burman	51,248,841	109,788	15,968	4,414,389
Felix J. Carbullido	51,077,680	281,648	15,269	4,414,389
Susie Coulter	51,311,768	49,095	13,734	4,414,389
Sarah M. Gallagher	51,122,067	240,583	11,947	4,414,389
James A. Goldman	51,039,353	321,187	14,057	4,414,389
Michael E. Greenlees	50,899,368	460,795	14,434	4,414,389
Fran Horowitz	51,315,839	46,110	12,648	4,414,389
Helen E. McCluskey	50,446,126	915,420	13,051	4,414,389
Kenneth B. Robinson	51,312,787	47,040	14,770	4,414,389
Nigel Travis	51,125,348	234,928	14,321	4,414,389

As a result of the vote disclosed above, each of the director nominees listed above was duly elected to serve for a term of one year to expire at the Annual Meeting of Stockholders of the Company to be held in 2022.

Proposal 2 - Non-Binding Advisory Resolution to Approve Executive Compensation

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Beneficial Holders of Common Stock	50,273,157	1,071,511	21,023	4,414,389
Registered Holders of Common Stock	5,465	3,271	170	N/A
Total	50,278,622	1,074,782	21,193	4,414,389

As a result of the vote disclosed above, the non-binding advisory resolution to approve the Company’s executive compensation as reported in the Company’s Proxy Statement was duly approved by the stockholders of the Company.

Proposal 3 - Approval of an Amendment to the Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Associates to Authorize 1,100,000 Additional Shares

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Beneficial Holders of Common Stock	48,511,405	2,823,958	30,328	4,414,389
Registered Holders of Common Stock	5,600	3,257	49	N/A
Total	48,517,005	2,827,215	30,377	4,414,389

As a result of the vote disclosed above, the amendment to the Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Associates to authorize 1,100,000 additional shares of Common Stock was duly approved by the stockholders of the Company.

Proposal 4 - Ratification of Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending January 29, 2022

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Beneficial Holders of Common Stock	53,589,260	830,252	1,360,568	N/A
Registered Holders of Common Stock	8,703	144	59	N/A
Total	53,597,963	830,396	1,360,627	N/A

As a result of the vote disclosed above, the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 29, 2022 was duly ratified by the stockholders of the Company.

Item 9.01. Financial Statements and Exhibits.

(a) through (c) Not applicable

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Associates (as amended on June 9, 2021) (Filed herewith)
104	Cover Page Interactive Data File - the cover page Inline XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abercrombie & Fitch Co.

Date: June 10, 2021	By:	/s/ Gregory J. Henchel
Gregory J. Henchel
Senior Vice President, General Counsel and Corporate Secretary